                             MODIFICATION AGREEMENT

         THIS MODIFICATION AGREEMENT ("Amendment") is made this 20th day of April, 1995 among NATIONAL MEDIA CORPORATION ("NMC"), MEDIA ARTS INTERNATIONAL, LTD. ("MAI"), QUANTUM INTERNATIONAL LIMITED ("Quantum"), SAFEGUARD SCIENTIFICS (DELAWARE), INC. ("Safeguard") and MERIDIAN BANK ("Meridian").

                                   BACKGROUND

         A. NMC, MAI, Quantum and Safeguard previously entered into that certain Note and Warrant Purchase Agreement dated October 19, 1994 (the "Note and Warrant Agreement").

         B. Pursuant to the terms of the Note and Warrant Agreement, NMC and its Subsidiaries (as defined therein) authorized the issuance of certain (i) Subordinated Secured Notes (collectively, the "Notes") and (ii) warrants for the purchase of NMC common stock (collectively, the "Warrants"), all as more particularly described in the Note and Warrant Agreement.

         C. On even date herewith, Meridian, Safeguard and the other holders of the Notes (collectively, together with Safeguard, the "Holders") have entered into that certain Purchase Agreement (the "Purchase Agreement") pursuant to which, inter alia, the Holders have agreed to sell, and Meridian has agreed to purchase, the Notes and the other Purchased Documents (as defined in the Purchase Agreement). Meridian is specifically not purchasing, and the Holders are not selling, the Warrants or any rights or interests with respect thereto.

         D. As a condition to Meridian entering into the Purchase Agreement, Holders agreed to cause certain modifications to be made to the Note and Warrant Agreement.

         E. All capitalized terms used herein and not otherwise defined shall have the meanings provided for such terms in the Note and Warrant Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Warrants. Holders have not sold to Meridian, and Meridian has not purchased from Holders, any of Holders' right, title or interest in, to or under any of the Warrants or any registration rights attached thereto. The Warrants and all rights and privileges with respect thereto shall remain the property of those parties currently entitled to the Warrants. All representations, warranties, powers, privileges, covenants, remedies and agreements relating to the Warrants set forth in the Note and Warrant Agreement, including, without limitation, the covenants set forth in Section 7 and the provisions contained in Sections 8.6, 9, 10, 11.1, 14.1 and 14.9, shall (a) remain in effect for the benefit of those parties currently entitled to the Warrants and are hereby ratified, confirmed and continued by NMC and the Subsidiaries and (b) be deemed incorporated herein solely for the benefit of those parties currently entitled to the Warrants and only such parties shall be entitled to enforce such


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

provisions against NMC and the Subsidiaries. Notwithstanding the foregoing, nothing contained herein shall be deemed to limit or release the representations, warranties, powers, privileges, covenants, remedies and agreements relating to the Notes set forth in the Note and Warrant Agreement, including, without limitation, the covenants set forth in Section 7 and the provisions contained in Sections 8 and 10. It is expressly agreed that these representations, warranties, powers, privileges, covenants, remedies and agreements may relate to both the Notes and the Warrants and are therefore enforceable by both Meridian, to the extent they apply to the Notes, and the holders of the Warrants, to the extent they apply to the Warrants.

         2. Board Representative. Without in any way limiting the generality of
Section 1 above, the rights provided to Safeguard in Section 7.11 of the Note and Warrant Agreement, if any, to appoint a member of the Board of Directors of NMC shall remain in effect for the benefit of the Holders.

         3. Other Representations, Warranties and Covenants. NMC and the Subsidiaries acknowledge and agree that, except as set forth on Exhibit "A", there has been no material adverse change in the representations and warranties of NMC and its Subsidiaries set forth in the Note and Warrant Agreement not specifically relating to the Warrants, including, without limitation, those representations and warranties relating to the due authorization, organization and good standing of NMC and the Subsidiaries except to the extent any representations and/or warranties relate to a specific date. All such representations, warranties and covenants shall remain in full force and effect for the benefit of both the Holders and Meridian and are hereby ratified, confirmed and continued, except to the extent any representations and/or warranties relate to a specific date.

         4. Safeguard's Representations and Warranties. NMC and the Subsidiaries expressly acknowledge and agree that the representations and warranties of Safeguard set forth in Section 3 of the Note and Warrant Agreement are those of Safeguard and shall not be attributed to Meridian nor shall Meridian be bound thereby. The determination that any such representations and warranties, or any other representations, warranties, covenants or agreements of any Holder set forth in the Note and Warrant Agreement or otherwise are untrue or have been violated shall not effect or impair the obligations of the Company or any of the Subsidiaries under the Notes or any of the other Purchased Documents.

         5. Meridian Representations and Warranties. Meridian hereby represents and warrants to NMC and the Subsidiaries as follows:

            (a) Meridian was not organized for the specific purpose of purchasing Notes.

            (b) Meridian's principal place of business is located at 601 Penn Street, Reading, PA 19603.

            (c) Meridian is purchasing the Notes for its own account and not with a view to resale or distribution within the meaning of the 1933 Act and the rules and regulations therefor, and Meridian will not distribute the Notes in violation of the 1933 Act.

            (d) Meridian (i) acknowledges that the Notes are not registered under the 1933 Act and that the Notes to be acquired by it must be held indefinitely by it unless they are subsequently registered under the 1933 Act or an exemption from registration is available, (ii) is aware that any routine sales under Rule 144 of the Securities and Exchange Commission under the 1933 Act of Notes may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some registration exemption will be required, and
(iii) is aware that Rule 144 is not presently available for use by Meridian for resale of any such Notes.

            (e) Meridian confirms that NMC has made available to it the opportunity to ask questions of and receive answers from NMC's officers and directors concerning the business and financial condition of NMC, and to acquire, and Meridian received to its satisfaction, such additional information, in addition to that set forth herein, about the business and financial condition of NMC as it has requested.

            (f) (i) Meridian is an "accredited investor" as such term is defined in Rule 501 promulgated under the 1933 Act, and an "institutional investor" within the meaning of the Pennsylvania Securities Act of 1972 and the regulations promulgated thereunder, (ii) its financial situation is such that it can afford to bear the economic risk of holding the Notes for an indefinite period of time and suffer complete loss of its investment in the Notes, and
(iii) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Notes.

         6. No Registration Required. NMC and the Subsidiaries warrant and represent that neither the sale of the Purchased Documents to Meridian nor the modification of the Note and Warrant Agreement as set forth herein requires registration under the Securities Act of 1933 or under any other applicable Federal or state securities law, rule or regulation.

         7. Modifications. The Note and Warrant Agreement is hereby further modified as follows:

            (a) Reporting Requirements. In addition to all other reporting requirements under the Note and Warrant Agreement, NMC and the Subsidiaries shall deliver to Meridian a borrowing base certificate in form and content satisfactory to Meridian on the fifteenth (15th) day of each calendar month commencing on April 15, 1995.

            (b) Audit. In addition to all other rights under the Note and Warrant Agreement, and in lieu of the fees due under Section 7.2 of the Note and Warrant Agreement, Meridian shall have the right to audit the books and records of NMC and the Subsidiaries on a quarterly basis at a cost of $2,500.00 per audit, which cost shall be borne by NMC and the Subsidiaries, provided that all such audit fees incurred in any year by NMC and the Subsidiaries shall not exceed $10,000.00, in the aggregate.

            (c) Negative Covenants.

                (i) The word "from" on the third line of page 39 of the Note and Warrant Agreement shall be changed to the word "to".

                (ii) Safeguard and Meridian hereby consent to the issuance of warrants to (A) ValueVision International, Inc. to purchase 500,000 shares of the common stock of NMC, and (B) the Holders to purchase 500,000 shares of the common stock of NMC, in accordance with the Report on Form 8-K of NMC dated April 13, 1995, a copy of which is attached hereto as Exhibit"B".

            (d) Notices. All notices under the Note and Warrant Agreement to the "Purchaser" shall also be addressed as follows:

                        Meridian Bank
                        Great Valley Corporate Center, Suite 200
                        55 Valley Stream Parkway
                        Malvern, PA   19335
                        Attention:  Steven D. Hobman, Vice President

            (e) Substitute Financing. The transactions contemplated under the Purchase Agreement and that certain Repurchase Agreement of even date herewith by and between Safeguard, Safeguard Scientifics, Inc., Technology Leaders II L.P., Technology Leaders II Offshore C.V., Ira Lubert, Gary Erlbaum and Meridian (the "Repurchase Agreement") shall be the only "Third Party Financing" permitted under the Note and Warrant Agreement without NMC's consent. In giving consent to any Third Party Financing in the future, NMC shall not be required to pay points, financing charges, or similar fees that, when added to points, financing charges or similar fees paid by NMC to Meridian, exceed $50,000.00. In addition, any assignment, transfer or sale of the Notes by Meridian to any successor in interest of Meridian by way of merger or in connection with the acquisition of Meridian shall not be deemed a "Third Party Financing" requiring NMC's consent.

            (f) Restrictions on Transferability. NMC and the Subsidiaries agree to register the transfer of the Notes notwithstanding the provisions of Section
9.3 of the Note and Warrant Agreement, in accordance with the terms of the Repurchase Agreement without requiring any opinion of counsel.

         8. Determination of Rights. It is the express intent of the parties hereto that all of the representations, warranties, covenants, agreements, rights, remedies, powers and privileges set forth in the Note and Warrant Agreement and the other Purchase Documents, except for those specifically dealing with the Warrants or otherwise expressly set forth herein, shall inure to the benefit of Meridian. Without in any way limiting the generality of the foregoing, the parties hereto acknowledge and agree that the final determination as to whether any specific representations, warranties, covenants, agreements, rights, remedies, powers or privileges set forth in any of the Purchased Documents inure to the benefit of Meridian shall be made by Meridian in its sole discretion. Safeguard, NMC and the Subsidiaries expressly acknowledge and agree that Meridian has not assumed nor shall Meridian be responsible for any obligations of Safeguard set forth in the Purchased Documents.

         9. Confirmation of Collateral. NMC and the Subsidiaries hereby confirm, acknowledge and agree that none of the collateral securing the Notes as specifically described on Exhibit "B" attached hereto (collectively, the "Collateral") shall be impaired by anything contained herein and all such Collateral shall continue to secure all present and future obligations under the Notes and the other Purchased Documents. Safeguard, NMC and the Subsidiaries further acknowledge and agree that the Collateral shall not secure any obligations related to the Warrants and that neither Safeguard nor any of the other Holders have any interest in the Collateral.

         10. Further Agreements and Representations of NMC and the Subsidiaries. NMC and the Subsidiaries do hereby:

             (a) ratify, confirm and acknowledge that, as amended hereby, the Notes, the Note and Warrant Agreement and the other Purchased Documents are valid, binding and in full force and effect;

             (b) covenant and agree to perform all of their obligations under the Notes, the Note and Warrant Agreement and the other Purchased Documents, as amended; and

             (c) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Notes or any of the other Purchased Documents and does not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted therein, which liens, security interests, rights and remedies are hereby ratified, confirmed, extended and continued.

         11. Additional Documents; Further Assurances. NMC and the Subsidiaries covenant and agree to execute and deliver or cause to be executed and delivered to the Meridian contemporaneously herewith, at the sole cost and expense of NMC and the Subsidiaries and any and all documents, agreements, statements, resolutions, certificates, consents and information as Meridian may reasonably request in connection with the matters or actions described herein. NMC and the Subsidiaries further covenant and agree to execute and deliver to Meridian, or to cause to be executed and delivered to Meridian, at the sole cost and expense of NMC and the Subsidiaries, from time to time, any and all other documents, agreements, statements, certificates, and information as Meridian shall request to evidence or effect the terms of the Purchased Documents, as amended, or to enforce or protect Meridian's interest in the Collateral; provided, that neither NMC nor any Subsidiary shall be required to furnish to Meridian any additional collateral except as specifically required in Sections 7.7(f)(iv), 7.7(k)(c) and
7.15 of the Note and Warrant Agreement or in any of the documents described on Exhibit "B". All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Meridian in its reasonable discretion.

         12. No Waiver. Nothing contained herein constitutes an agreement or obligation by Meridian to grant any further amendments to any of the Purchased Documents and nothing contained herein constitutes a waiver or release by Meridian of any rights or remedies available to Meridian under the Purchased Documents or at law or in equity.

         13. Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Note and Warrant Agreement or the other Purchased Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Note and Warrant Agreement and other Purchased Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by NMC and the Subsidiaries.

         14. Construction. All references to the Note and Warrant Agreement therein or in any of the other Purchased Documents shall be deemed to be a reference to the Note and Warrant Agreement as amended hereby.

         15. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

         16. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         17. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed the day and year first above written.

                                 NATIONAL MEDIA CORPORATION

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 MEDIA ARTS INTERNATIONAL, LTD.

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                    (SIGNATURES CONTINUED ON THE NEXT PAGE)

                 (SIGNATURES CONTINUED FROM THE PREVIOUS PAGE)

                                 QUANTUM INTERNATIONAL LIMITED

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 SAFEGUARD SCIENTIFICS (DELAWARE), INC.

                                 By: /s/ Gerald M. Wilk
                                    -----------------------------------
                                 Name/Title: Vice President

                                 STRATEGIC ALLIANCES CORPORATION

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 NATIONAL MEDIA HOLDINGS, INC.

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 NATIONAL MEDIA MARKETING
                                 CORPORATION

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                      (SIGNATURES CONTINUED ON NEXT PAGE)


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


                   (SIGNATURES CONTINUED FROM PREVIOUS PAGE)

                                 MULTI-MEDIA DISTRIBUTION CENTER, INC.

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 BUSINESS PUBLICATIONS, INC.

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 QUANTUM MARKETING
                                 INTERNATIONAL, INC.

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 N.P.A. REALTY CORP.

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 NATIONAL MEDIA
                                 MEDIA CORPORATION

                                 By: /s/ John J. Sullivan
                                    -----------------------------------
                                 Name/Title: Senior Vice President

                                 MERIDIAN BANK

                                 By: /s/ Steven D. Hobman
                                    -----------------------------------
                                 Steven D. Hobman, Vice President


                                      -8-